UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

SERVICE CORPORATION INTERNATIONAL
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-6402-1 (Commission File Number)	74-1488375 (I.R.S. Employer Identification Number)

1929 Allen Parkway Houston, Texas (Address of principal executive offices)	77019 (Zip code)

(713) 522-5141 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 23, 2013 (the “Effective Time”), Service Corporation International, a Texas corporation (the “Company”) completed its previously announced acquisition of Stewart Enterprises, Inc., a Louisiana corporation (“Stewart”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 28, 2013, by and among the Company, Stewart and Rio Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Acquisition Sub”). Pursuant to the Merger Agreement, Acquisition Sub merged with and into Stewart (the “Merger”), with Stewart surviving the Merger as a wholly owned subsidiary of the Company.

Item 1.01	Entry into a Material Definitive Agreement

Guarantee of Stewart Enterprises, Inc.’s 6.50% Senior Notes due 2019

On December 23, 2013, the Company, following the consummation of the Merger, entered into a supplemental indenture (the “Guarantee Supplemental Indenture”), by and among the Company, Stewart, certain of Stewart’s subsidiaries as guarantors and U.S. Bank National Association, as trustee, pursuant to which the Company agreed to guarantee (the “Guarantees”) Stewart’s 6.50% Senior Notes due 2019 (the “2019 Notes”) and the obligations of Stewart under the indenture pursuant to which the 2019 Notes were issued (the “2019 Notes Indenture”).  The Guarantee Supplemental Indenture was entered into in connection with closing of the Merger and Stewart’s previously completed consent solicitation relating to the 2019 Notes, pursuant to which Stewart sought and received consents to, among other things, a waiver of its obligation to offer to repurchase the 2019 Notes in connection with the Merger.

Copies of the Guarantee Supplemental Indenture and the 2019 Notes Indenture are filed as Exhibits 4.1 and 4.2, respectively, to this report and are incorporated herein by reference.  The descriptions of the Guarantee Supplemental Indenture and the 2019 Notes Indenture contained herein are qualified in their entirety by the full text of such exhibits.

Stewart Enterprises, Inc.’s 3.125% Senior Convertible Notes due 2014 and 3.375% Senior Convertible Notes due 2016

On December 23, 2013, Stewart and certain of its subsidiaries as guarantors, following the consummation of the Merger, entered into supplemental indentures (the “2014 Notes Supplemental Indenture” and the “2016 Notes Supplemental Indenture”, respectively), by and between Stewart and U.S. Bank National Association, as trustee, in relation to its 3.125% Senior Convertible Notes due 2014 (the “2014 Notes”) and its 3.375% Senior Convertible Notes due 2016 (the “2016 Notes”).  The supplemental indentures provide that, as required by the indentures pursuant to which the 2014 Notes and the 2016 Notes were issued (the “2014 Notes Indenture” and the “2016 Notes Indenture”, respectively), from and after the Merger, noteholders’ conversion rights will be calculated based upon the consideration received in the Merger by holders of Stewart’s common stock and be settled in cash.

Copies of the 2014 Notes Supplemental Indenture, the 2016 Notes Supplemental Indenture, the 2014 Notes Indenture and the 2016 Notes Indenture are filed as Exhibits 4.3, 4.4, 4.5 and 4.6, respectively, to this report and are incorporated herein by reference.  The descriptions of the 2014 Notes Supplemental Indenture, the 2016 Notes Supplemental Indenture, the 2014 Notes Indenture and the 2016 Notes Indenture contained herein are qualified in their entirety by the full text of such exhibits.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 23, 2013, the Company completed its previously announced acquisition of Stewart pursuant to the Merger.  Under the terms of the Merger Agreement, Acquisition Sub merged with and into Stewart, with Stewart surviving as a wholly-owned subsidiary of the Company.  Pursuant to the Merger Agreement, each outstanding share of Stewarts’ common stock has been converted into the right to receive $13.25 in cash, without interest.  The Merger was financed through a combination of cash on hand, the release of proceeds from escrow of the Company’s 5.375% Senior Notes due 2022 issued in July and drawings under the Company’s credit facility.

As a result of the acquisition, the common stock of Stewart will cease to be publicly traded and, accordingly, will no longer be listed on the Nasdaq Stock Exchange.

The foregoing description of the Merger is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2013 and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

On December 23, 2013, the Company issued a press release announcing that it had completed the Merger and had agreed to the entry of a consent decree and an Order to Hold Separate and Maintain Assets with the Federal Trade Commission in connection with the Merger.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.  The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(d) The following exhibits are included with this report:

Exhibit No.	Description

2.1
Agreement and Plan of Merger dated as of May 28, 2013, by and among Service Corporation International, Stewart Enterprises, Inc.  and Rio Acquisition Corp. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed with the SEC on May 29, 2013)

4.1
Second Supplemental Indenture, dated as of December 23, 2013, among Service Corporation International, Stewart Enterprises, Inc., the guarantors named therein and U.S. Bank National Association, as trustee

4.2	Indenture, dated as of April 18, 2011, between Stewart Enterprises, Inc. and U.S. Bank National Association, as trustee

4.3	First Supplemental Indenture, dated as of December 23, 2013, among Stewart Enterprises, Inc., the guarantors named therein and U.S. Bank National Association, as trustee (relating to the 2014 Notes)

4.4	First Supplemental Indenture, dated as of December 23, 2013, among Stewart Enterprises, Inc., the guarantors named therein and U.S. Bank National Association, as trustee (relating to the 2016 Notes)

4.5	Indenture, dated as of June 27, 2007, among Stewart Enterprises, Inc., the guarantors named therein and U.S. Bank National Association, as trustee (relating to the 2014 Notes)

4.6	Indenture, dated as of June 27, 2007, among Stewart Enterprises, Inc., the guarantors named therein and U.S. Bank National Association, as trustee (relating to the 2016 Notes)

99.1	Press release dated December 23, 2013, announcing the Company’s completion of the acquisition of Stewart Enterprises, Inc. and the entry of a consent decree with the Federal Trade Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 23, 2013

Service Corporation International

By:	/s/ Gregory T. Sangalis
	Name:	Gregory T. Sangalis
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit No.	Description

2.1
Agreement and Plan of Merger dated as of May 28, 2013, by and among Service Corporation International, Stewart Enterprises, Inc.  and Rio Acquisition Corp. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed with the SEC on May 29, 2013)

4.1
Second Supplemental Indenture, dated as of December 23, 2013, among Service Corporation International, Stewart Enterprises, Inc., the guarantors named therein and U.S. Bank National Association, as trustee

4.2	Indenture, dated as of April 18, 2011, between Stewart Enterprises, Inc. and U.S. Bank National Association, as trustee

4.3	First Supplemental Indenture, dated as of December 23, 2013, among Stewart Enterprises, Inc., the guarantors named therein and U.S. Bank National Association, as trustee (relating to the 2014 Notes)

4.4	First Supplemental Indenture, dated as of December 23, 2013, among Stewart Enterprises, Inc., the guarantors named therein and U.S. Bank National Association, as trustee (relating to the 2016 Notes)

4.5	Indenture, dated as of June 27, 2007, among Stewart Enterprises, Inc., the guarantors named therein and U.S. Bank National Association, as trustee (relating to the 2014 Notes)

4.6	Indenture, dated as of June 27, 2007, among Stewart Enterprises, Inc., the guarantors named therein and U.S. Bank National Association, as trustee (relating to the 2016 Notes)

99.1	Press release dated December 23, 2013, announcing the Company’s completion of the acquisition of Stewart Enterprises, Inc. and the entry of a consent decree with the Federal Trade Commission